UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 15, 2005

Date of report (date of earliest event reported)

QUADRAMED CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of Principal Executive Offices)

(703) 709-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 15, 2005, QuadraMed Corporation issued a press release announcing earnings and other financial results for its fourth fiscal quarter and year ended December 31, 2004. Management indicated that it reviewed these results in an investment community conference call, which was held at 8:00 AM Eastern (5:00 AM Pacific) on Wednesday, March 16, 2005.

A copy of this press release is furnished as Exhibit 99.1 and is incorporated herein by reference to this Item 2.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibit

Exhibit 99.1     QuadraMed Corporation Press Release, dated March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2005

QuadraMed Corporation

/s/ John C. Wright
John C. Wright, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	QuadraMed Corporation Press Release, dated March 15, 2005.